UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

x	Filed by the Registrant
o	Filed by a Party other than the Registrant
Check the appropriate box:

o	Preliminary Proxy Statement
o	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
o	Definitive Proxy Statement
x	Definitive Additional Materials
o	Soliciting Material under §240.14a-12
NAVAN, INC.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

x	No fee required
o	Fee paid previously with preliminary materials
o	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

NAVAN, INC.

2026 Annual Meeting
Vote by June 24, 2026
11:59 PM ET

NAVAN, INC.
3045 PARK BLVD
PALO ALTO, CA 94306

V96332-P44853

You invested in NAVAN, INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 25, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 11, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 25, 2026
8:30 AM PT

Virtually at:
www.virtualshareholdermeeting.com/NAVN2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. You may view or access the proxy materials at www.proxyvote.com or easily request a paper copy by following the directions on the reverse side. We encourage you to review all of the information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote on these important matters.

Voting Items	Board Recommends
1. The election of the three Class I director nominees listed below. **Nominees:** 01) Ariel Cohen 02) Ben Horowitz 03) Michael Kourey	For
2. The ratification of the appointment of PricewaterhouseCoopers LLP as Navan, Inc.'s independent registered public accounting firm for the fiscal year ending January 31, 2027.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V96333-P44853